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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 16, 1996

                                   INSCI CORP.
            --------------------------------------------------------
             Exact name of Registrant as specified in its Charter)

                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


       1-12966                                         06-1302773
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  Commission File No.                         I.R.S. Employer Identification


Two Westborough Business Park,
Westborough, MA                                         01581
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Address of principal                                  Zip Code
executive offices


(508) 870-4000
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Registrant's telephone number,
including area code
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  ITEM 5.   OTHER EVENTS

         The Registrant (the "Company") was advised by Information Management Technologies Corporation ("IMTECH") its majority stockholder, that on September 16, 1996 IMTECH sold 600,000 shares of the restricted Common Stock owned by IMTECH in the Company in a private transaction to accredited investors. The sale by IMTECH reduces its ownership in the Company from approximately 38% of the issued and outstanding Common Stock to approximately 20%. IMTECH assigned its piggy back and registration rights with respect to the 600,000 shares to the purchasers. The Company was further advised by IMTECH that it would file the appropriate notification of the sales transaction with the Securities and Exchange Commission.


Dated:  Westborough, Massachusetts
        September 22, 1996

                                               INSCI CORP.
                                               -------------------------------
                                                        (Registrant)

                                           /s/ ROGER KUHN
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                                               ROGER KUHN
                                               CHIEF FINANCIAL OFFICER